Exhibit 10(v)

                   AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

     This Amendment No. 1 to Asset Purchase Agreement dated as of December 28, 2001 ("Amendment No. 1") between Bausch & Lomb Incorporated, a New York corporation with its principal place of business at One Bausch & Lomb Place, Rochester, NY 14604-2701 ("Buyer") and Pharmos Corporation, a Nevada corporation with its principal place of business at 99 Wood Avenue South, Suite 301, Iselin, NJ 08830 ("Seller").

     WHEREAS, Buyer and Seller entered into the Asset Purchase Agreement dated as of October 9, 2001 (the "Asset Purchase Agreement"); and

     WHEREAS, Buyer and Seller desire to amend the Asset Purchase Agreement to modify to provisions of Section 6.7.1 thereof relating to the costs of obtaining FDA approval for LE-T (as defined in the Asset Purchase Agreement).

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     2. Amendment of Asset Purchase Agreement. The parties hereby agree that
Section 6.7.1 of the Asset Purchase Agreement is deleted in its entirety, and the following is substituted in replacement thereof:

     "6.7.1 After the Closing Date, Buyer shall pay all of the costs associated with conducting Phase III clinical testing of LE-T and preparing and filing with the FDA an NDA for LE-T, subject to the reimbursement rights set forth below. If the actual, documented out-of-pocket costs of Buyer related to such clinical testing and filing (the "LE-T R&D Costs") exceed One Million Two Hundred Thousand Dollars ($1,200,000), then Seller shall pay to Buyer fifty percent (50%) of the LE-T R&D Costs in excess of such amount until the total LE-T R&D Costs reach Two Million Five Hundred Thousand Dollars ($2,500,000), at which point Seller shall pay to Buyer one hundred percent (100%) of the LE-T R&D Costs in excess of that amount up to LE-T R&D Costs of Five Million Dollars ($5,000,000). Any LE-T R&D Costs in excess of Five Million Dollars ($5,000,000) shall be paid by Buyer. If the LE-T R&D Costs are less than One Million Two Hundred Thousand Dollars ($1,200,000), then Buyer shall pay to Seller fifty percent (50%) of the difference. The parties acknowledge that Seller has previously reimbursed Buyer for all its actual, documented out-of-pocket costs associated with the performance of the Pre-Phase III studies for LE-T, and that Seller has no further obligations related thereto."

     3. Other Asset Purchase Agreement Provisions. Except as otherwise expressly provided in this Amendment No. 1, the provisions of the Asset Purchase Agreement remain in full force and effect.

     4. Other Actions Necessary. At the reasonable request of one of the parties hereto, the other party shall execute any other documents or take any other reasonable actions necessary to effectuate this Amendment No. 1.

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     5. Binding Effect. This Amendment No. 1 shall inure to the benefit of and shall be binding upon the parties and their respective successors and assigns.

     6. Amendments, Changes and Modifications. This Amendment No. 1 may not be amended, changed, modified, altered or terminated without the prior written consent of all of the parties hereto.

     7. Applicable Law. This Amendment No. 1 shall be governed exclusively by the applicable laws of the State of New York without regard to its conflict of laws principles.

     8. Execution of Counterparts. This Amendment No. 1 may be executed in several counterparts, each of which shall be an riginal and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Asset Purchase Agreement as of the day and year first above written.


                                             BAUSCH & LOMB
                                             INCORPORATED

                                             By: /s/ Stephen C. McClucki
                                                 -------------------------------

                                             Name: Stephen C. McClucki
                                                   -----------------------------

                                             Title: Senior Vice President and
                                                    ----------------------------
                                                    Chief Financial Officer
                                                    ----------------------------


                                             PHARMOS CORPORATION

                                             By: /s/ Robert W. Cook
                                                 -------------------------------

                                             Name: Robert W. Cook
                                                   -----------------------------

                                             Title: Executive Vice President and
                                                    ----------------------------
                                                    Chief Financial Officer
                                                    ----------------------------